                               MFS Core Growth Fund
                         MFS Special Opportunities Fund
                         MFS Convertible Securities Fund
                               MFS Blue Chip Fund
                         MFS Science and Technology Fund
                         MFS Real Estate Investment Fund
                      MFS International Opportunities Fund
                     MFS International Strategic Growth Fund
                          MFS International Value Fund
                              MFS Asia Pacific Fund
                            MFS Strategic Value Fund
                            MFS Small Cap Value Fund
                         MFS Emerging Markets Debt Fund


                      SUPPLEMENT TO THE CURRENT PROSPECTUS


This Supplement describes certain changes to each Fund's Prospectus.

Effective September 15, 1998, each Fund will adopt the following new market timing policy which will replace the current policy as disclosed under the heading "Information Concerning Shares of the Fund - Purchases - General - Right to Reject Purchase Orders/Market Timing" in the Prospectus:

Right to Reject Purchase Orders/Market Timing. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The MFS Family of Funds is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS Family of Funds defines a "market timer" as an individual or organization acting on behalf of one or more individuals, if (i) the individual or organization makes six or more exchange requests among the MFS Family of Funds or three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds per calendar year and (ii) any one of such exchange requests represents shares equal in value to $1 million. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including (i) delaying for up to seven days the purchase side of an exchange request by market timers, (ii) rejecting or otherwise restricting purchase or exchange requests by market timers; and (iii) permitting exchanges by market timers only into certain MFS Funds.

Provision of Annual and Semiannual Reports

To avoid sending duplicate copies of materials to households, effective September 15, 1998, only one copy of each Fund annual and semiannual report may be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may call the Shareholder Servicing Agent at 1-800-225-2606 to request that copies of such reports be sent personally to that shareholder.


                  The date of this Supplement is July 1, 1998.